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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 29, 2004


                              ACE SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2004, providing for the issuance of
          ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2,
                    Asset Backed Pass-Through Certificates)


                              ACE Securities Corp.
                              --------------------

             (Exact name of registrant as specified in its charter)
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          Delaware                   333-119047               56-2088493
          --------                   ----------               ----------
(State or Other Jurisdiction      (Commission File        (I.R.S. Employer
     of Incorporation)                Number)           Identification Number)


6525  Morrison  Blvd.,  Suite 318,
Charlotte, North Carolina                                        28211
---------------------------------                                ------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: 704-365-0569
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On December 29, 2004, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among ACE Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing, L.P. as a servicer (the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (the "Master Servicer and Securities Administrator") and HSBC Bank USA, National Association as trustee (the "Trustee"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class B-3 Certificates", "Class B-4 Certificates", "Class B-5 Certificates", "Class CE Certificates", "Class P Certificates", and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, first and second lien, fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $690,275,010 as of December 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 29, 2004, between DB Structured Products, Inc. as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A Certificates, Class Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement, dated June 24, 1999, as amended and restated to and including July 8, 2002, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated December 21, 2004 between Depositor and Deutsche Bank Securities Inc. (collectively, the "Underwriting Agreement").


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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

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                     INITIAL CERTIFICATE                  PASS-THROUGH
    CLASS           PRINCIPAL BALANCE(1)                     RATE(2)
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      A            $    540,830,000                  One-Month LIBOR + 0.31%
     M-1           $     24,160,000                  One-Month LIBOR + 0.50%
     M-2           $     23,124,000                  One-Month LIBOR + 0.53%
     M-3           $     13,115,000                  One-Month LIBOR + 0.58%
     M-4           $     11,735,000                  One-Month LIBOR + 0.88%
     M-5           $     11,390,000                  One-Month LIBOR + 0.93%
     M-6           $     10,354,000                  One-Month LIBOR + 1.07%
     M-7           $      9,664,000                  One-Month LIBOR + 1.50%
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(1)               Approximate.
(2) After the optional termination date, the margin applicable to the Class A Certificates will increase by 100% and the margins applicable to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates will increase by 50%.

                  The Certificates, other than the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 21, 2004 (the "Prospectus Supplement"), and the Prospectus, dated September 23, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class CE, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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Item 9.01     Financial Statements and Exhibits
              ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


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     Exhibit No.                          Description
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         4.1          Pooling and Servicing Agreement, dated as of December 1,
                      2004, by and among ACE Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Litton Loan Servicing L.P. as Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2004-RM2 Certificates.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 11, 2005


                                    ACE SECURITIES CORP.


                                    By: /s/ Douglas K. Johnson
                                        -----------------------------------
                                    Name:   Douglas K. Johnson
                                    Title:  President

                                    By: /s/ Evelyn Echevarria
                                        -----------------------------------
                                    Name:   Evelyn Echevarria
                                    Title:  Vice President


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                                Index to Exhibits
                                -----------------

                                                                   Sequentially
Exhibit No.                        Description                    Numbered Page
-----------                        -----------                    --------------

    4.1        Pooling and Servicing Agreement, dated as of             7
               December 1, 2004, by and among ACE Securities
               Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities
               Administrator, Litton Loan Servicing L.P. as
               Servicer, and HSBC Bank USA, National
               Association, as Trustee relating to the Series
               2004-RM2 Certificates.

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                         EXHIBIT 4.1